RIDGEWORTH FUNDS

Supplement dated August 31, 2015 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2015

RidgeWorth International Equity Fund

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus and SAI. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the Prospectus and SAI.

Effective September 1, 2015, the subadviser of the RidgeWorth International Equity Fund (the “Fund”), as well as the Fund’s principal investment strategies, portfolio managers and benchmark index, will change. The Fund will also have a lower advisory fee. For current information about the Fund, please refer to the new Prospectus and SAI of the Fund, each dated September 1, 2015. The information about the Fund in this Prospectus and SAI is no longer valid.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP –171

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